UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2017

Coty Inc.

(Exact Name of Registrant as Specified in its Charter)

DE	001-35964	13-3823358
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

350 Fifth Avenue New York, NY		10118
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 389-7300

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.     Regulation FD Disclosure.

Coty Inc. (the “Company”) is providing supplemental unaudited historical combined financial information regarding the financial performance of the combined company following the close of the previously disclosed transaction to acquire certain assets and liabilities relating to The Procter & Gamble Company’s global fine fragrances, salon professional, cosmetics and retail hair color businesses, along with select hair styling brands. The supplemental unaudited historical combined financial information is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

The Company is including non-GAAP financial information in the supplemental unaudited historical combined financial information. Reconciliation of these non-GAAP financial measures to the nearest comparable GAAP financial measures are contained in the supplemental unaudited historical combined financial information attached as Exhibit 99.1.

Forward-Looking Statements

Certain statements in this Form 8-K are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect the Company’s current views with respect to, among other things, the Company’s future operations and financial performance. These forward-looking statements are generally identified by words or phrases, such as “anticipate”, “estimate”, “plan”, “project”, “expect”, “believe”, “intend”, “foresee”, “forecast”, “will”, “may”, “should”, “outlook”, “continue”, “target”, “aim” and similar words or phrases. These statements are based on certain assumptions and estimates that the Company considers reasonable and are subject to a number of risks and uncertainties, many of which are beyond the control of the Company, which could cause actual events or results to differ materially from such statements, including:

•	the Company’s ability to achieve its global business strategy, compete effectively in the beauty industry and achieve the benefits contemplated by its recent strategic transactions within the expected time frame;
•	use of estimates and assumptions in preparing the Company’s financial statements, including with regard to revenue recognition, stock compensation expense, the market value of inventory and the fair value of acquired assets and liabilities associated with acquisitions;
•	managerial, integration, operational, regulatory, legal and financial risks and expenses associated with the Company’s strategic transactions generally and the Company’s recent acquisitions pending partnership specifically;
•	the integration of The Procter & Gamble Company’s (“P&G”) global fine fragrances, salon professional, cosmetics and retail hair color businesses, along with select hair styling brands with the Company’s business, operations and culture and the ability to realize synergies and other potential benefits within the time frames currently contemplated;
•	changes in law, regulations and policies that affect the Company’s business or products or the business or products of its pending acquisition;
•	the Company’s and its brand partners' and licensors' ability to obtain, maintain and protect the intellectual property rights, including trademarks, brand names and other intellectual property used in their respective businesses, products and software, and their abilities to protect their respective reputations;
•	risks to the Company of claims by third parties for infringement on intellectual property rights;
•	the Company’s ability to successfully execute its announced intent to divest or discontinue non-strategic brands and to rationalize wholesale distribution by reducing the amount of product diversion to the value and mass channels;
•	the Company’s ability to anticipate, gauge and respond to market trends and consumer preferences, which may change rapidly, and the market acceptance of new products;
•	risks related to the Company’s international operations, including reputational, regulatory, economic and foreign political risks;
•	the Company’s dependence on certain licenses, entities performing outsourced functions and third-party suppliers, including third party software providers;
•	administrative, development and other difficulties in meeting the expected timing of market expansions, product launches and marketing efforts;
•	global political and/or economic uncertainties or disruptions;
•	increased competition, consolidation among retailers, shifts in consumers’ preferred distribution channels and other changes in the retail and wholesale environment in which the Company does business and sell their products;
•	disruptions in operations, including due to disruptions or consolidation in supply chain, manufacturing rights or information systems, labor disputes and natural disasters;
•	restrictions imposed on the Company through its credit facilities and changes in the manner in which the Company finances its debt and future capital needs, including potential acquisitions;
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•	increasing dependency on information technology and the Company's ability to protect against service interruptions, data corruption, cyber-based attacks or network security breaches, costs and timing of implementation and effectiveness of any upgrades to their respective information technology systems and failure by the Company to comply with any privacy or data security laws or to protect against theft of customer, employee and corporate sensitive information;
•	the illegal distribution and sale by third parties of counterfeit versions of the Company’s products;
•	and other factors described elsewhere in this document and from time to time in documents that Coty files with the Securities and Exchange Commission.

More information about potential risks and uncertainties that could affect the Company’s business and financial results is included under the heading “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2016 and other periodic reports the Company has filed and may file with the Securities and Exchange Commission from time to time.

All forward-looking statements made in this communication are qualified by these cautionary statements. These forward-looking statements are made only as of the date of this communication, and the Company does not undertake any obligation, other than as may be required by law, to update or revise any forward-looking or cautionary statements to reflect changes in assumptions, the occurrence of events, unanticipated or otherwise, or changes in future operating results over time or otherwise.

Item  9.01.     Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Supplemental unaudited historical combined financial information.
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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COTY INC.
(Registrant)

Date: January 23, 2017	By:	/s/ Patrice de Talhouët
		Name:	Patrice de Talhouët
		Title:	Chief Financial Officer
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COTY INC.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Supplemental unaudited historical combined financial information.
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